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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-53114) of Popular, Inc. of our report dated
June 20, 2003, relating to the financial statements of Popular, Inc. Retirement Savings Plan for Puerto Rico Subsidiaries, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers, LLP
--------------------------------
PricewaterhouseCoopers, LLP


San Juan, Puerto Rico
June 20, 2003